UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

Dresser-Rand Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

10205 Westheimer Road, Houston, Texas	77042
112 Avenue Kleber, Paris, France	75784
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 354-6100 (Houston)
+33 156 267171 (Paris)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2011, we completed, through a subsidiary, our previously disclosed acquisition of Grupo Guascor S.L., a Spanish Sociedad Limitada (“GG”), from its shareholders (the “GG Shareholders”) for total consideration of €500 million (approximately $740 million), which was paid in 5,033,172 shares of our common stock and approximately $303 million in cash and included the assumption of €125 million (approximately $185 million) in net debt.  We originally disclosed on Form 8-K our entry into the related Share Purchase Agreement on March 3, 2011, including our obligation to enter into a registration rights agreement with the GG Shareholders (the “Agreement”) at closing, through which we agreed to register with the U.S. Securities and Exchange Commission the 5,033,172 shares of our common stock paid to the GG Shareholders in the transaction (the “Shares”) and facilitate the GG Shareholders’ resale of the Shares.

On May 4, 2011, we entered into the Agreement with the GG Shareholders and on May 4, 2011 filed a prospectus supplement covering the Shares under our registration statement on Form S-3 (Registration No. 333-162745) with the U.S. Securities and Exchange Commission.  A form of the Agreement is attached to this Form 8-K as Exhibit 4.1 and incorporated herein by reference.  In connection with the registration of the Shares, we are filing a legal opinion as Exhibit 5.1 to this Form 8-K.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information included under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information included under Item 1.01 of this Form 8-K is incorporated herein by reference.  In the offering and sale of the Shares to the GG Shareholders, we relied on the exemption from registration available for transactions by issuers not involving any public offering under Section 4(2) of the U.S. Securities Act of 1933, as amended.

Item 8.01  Other Events.

On May 4, 2011, we issued a news release announcing the completion of the acquisition of GG.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

We will file financial statements for the business acquired in the transaction described in Item 2.01 of this report under cover of Form 8-K/A no later than 71 calendar days after the date on which this Form 8-K is required to be filed.

(b)           Pro forma financial information.

We will furnish pro forma financial information for the transaction described in Item 2.01 of this report under cover of Form 8-K/A no later than 71 calendar days after the date on which this Form 8-K is required to be filed.

(d)           Exhibits.

Exhibit Number	Description

4.1	Form of Registration Rights Agreement among Dresser-Rand Group Inc. and the GG Shareholders.

5.1	Opinion of Baker & McKenzie LLP (Houston) regarding the validity of the Shares.

99.1	Press release dated May 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

Date: May 4, 2011	By:	/s/ Mark F. Mai
	Name:	Mark F. Mai
	Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Registration Rights Agreement among Dresser-Rand Group Inc. and the GG Shareholders.

5.1	Opinion of Baker & McKenzie LLP (Houston) regarding the validity of the Shares.

99.1	Press release dated May 4, 2011.